Financial Instruments - Summary of The Group's Strategy To Keep Positive Net Cash (Detail) $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
Statements [Line Items]
Loans and financing	$ 0	$ 1,153	$ 3,279
Lease liabilities	4,096	5,635	5,991
Accounts payable from acquisition of subsidiaries	0	299
Cash and cash equivalent	(28,035)	(24,394)	$ (121,006)	$ (58,557)
Short and long-term investments	(183,374)	(214,164)
Adjusted net cash	(207,313)	(231,471)
Total Equity attributable to VTEX's shareholders	$ 240,293	$ 274,658
Financial leverage ratio	86.28	84.28